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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 20, 2000


                                MYCOM GROUP, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                       0-29836                 33-0677545
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)

    602 Main Street
    Cincinnati, Ohio                                               45202
  (Address of principal                                          (Zip Code)
   executive offices)

       Registrant's telephone number, including area code: (513) 352-5560





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FORM 8-K                                                     MYCOM GROUP, INC.


ITEM 5. OTHER INFORMATION.

         Mycom Group, Inc. (the "Company") has terminated, effective October 20, 2000, its Stock Purchase Agreement, dated August 14, 2000, among Bad Toys, Inc., Mycom Group, Inc. and Tricorp Financial, Inc. (filed as Exhibit 10 to the Company's (formerly Bad Toys, Inc.) Form 8-K dated September 8, 2000) as a result of Tricorp Financial's breach of its obligations (including, without limitation, its failure to make the required purchase price payment for the shares that it was purchasing) under the Stock Purchase Agreement.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MYCOM GROUP, INC.



                                              By: /s/ Joan Carroll
                                                 ----------------------------
                                                  Joan Carroll, President



Date:  October 20, 2000